U.S. SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC 20549

                                  Form 8-K

                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 15, 1995

                      California Micro Devices Corporation
             (Exact name of registrant as specified in its charter)


        	California			            33-399-77			            94-2672609
(State or other jurisdiction		   (Commission			          (IRS Employer
of Incorporation)			             File Number)			         Identification No.)


            215 Topaz Street, Milpitas, CA				             95035-5430
       (Address of principal executive offices)			         (Zip Code)

       Registrant's telephone number, including area code:		(408)263-3214


                                Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.	Selection of New Officer

	On September 15, 1995, the Board of Directors of California Micro Devices Corporation (the "Company"), at a regularly scheduled meeting, elected Bob Filiault, Vice President of Worldwide Sales, as an Officer of the Company.


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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 28 , 1995       CALIFORNIA MICRO DEVICES CORPORATION


                            					By:	/S/ Scott Hover-Smoot
                               						Scott Hover-Smoot
                               						Secretary


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CALIFORNIA MICRO DEVICES CORP.

                                            			NEWS RELEASE

                                     							Company:    	Jeffrey C. Kalb
                                                									President and CEO
                                                  							(408) 263-3214

                                     							Contact:    	Ira Weingarten
                                                									Equity Communications
                                                									(805) 897-1880

                                       					For Release:	8:00 AM Eastern Time

     Milpitas, CA, August 16, 1995 -- California Micro Devices Corporation, (Nasdaq NMS:CAMD), headquartered here, said today it has appointed Bob Filiault Vice President of Worldwide Sales.

For the past four years, Filiault has been Vice President of North American Sales for Burr-Brown Corporation. He came to Burr-Brown following a successful 12 year career at Phillips/Signetics, which included two years as President of Signetics/Japan, two years as Director, Sales and Marketing of Signetics/Japan and five years as Director, Automotive Sales and Marketing.

Filiault sees significant parallels between his new responsibilities at CMD, and the challenges he faced upon arriving at Burr-Brown in 1991. "Like CMD, Burr-Brown enjoyed highly-regarded component products and important technology, but lacked high volume distribution." Having been successful in meeting this challenge for Burr-Brown, Filiault said that "Creating high volume, worldwide distribution for CMD's IPEC(TM) products will be a top priority at CMD as well."

Filiault believes his experience in Japan, which included complete P&L responsibility for a $30M, 50 person sales and marketing organization, will be helpful as "CMD builds upon its strategic alliance with Hitachi to create significant international sales opportunities for IPEC(TM) products in the months and years to come."

According to Jeffrey Kalb, CMD president and chief executive officer "CMD began its search for this position more than six months ago. We felt we needed a very exceptional person -- an accomplished corporate leader, with talent, vision, integrity, as well as the demonstrated ability to build a dynamic sales organization. I'm confident that with Bob's appointment we have satisfied that requirement."

California Micro Devices is a designer, manufacturer and marketer of integrated passive electronic components, which it calls IPEC(TM). CMD's silicon-based, thin film products are smaller, faster and integrate well into the major electronic industry trends toward smaller, portable equipment, higher frequencies and greater functionality.

                                    ###

215 TOPAZ STREET, MILPITAS, CA 95035-5430 PHONE(408)263-3214 FAX(408)263-7846

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